NOTE PAYABLE	12 Months Ended
Dec. 31, 2022
NOTE PAYABLE
NOTE PAYABLE

NOTE 8 - NOTE PAYABLE

Paycheck Protection Program Loan

On May 7, 2020, the Company received $121,700 in loan funding from the Paycheck Protection Program (the “PPP”) established pursuant to the recently enacted Coronavirus Aid, Relief, and Economic Security Act of 2020 (the “CARES Act”) and administered by the U.S. Small Business Administration (“SBA”). The unsecured loan (the “PPP Loan”) is evidenced by a promissory note of the Company, dated April 29, 2020 (the “Note”) in the principal amount of $121,700 with Comerica Bank (the “Bank”), the lender.

Under the terms of the Note and the PPP Loan, interest accrues on the outstanding principal at the rate of 1.0% per annum. The term of the Note was two years, though it could have been payable sooner in connection with an event of default under the Note.

The CARES Act and the PPP provide a mechanism for forgiveness of up to the full amount borrowed. Under the PPP, the Company was eligible to apply for forgiveness for all or a part of the PPP Loan. The amount of loan proceeds eligible for forgiveness, as amended, was based on a formula that takes into account a number of factors, including: (i) the amount of loan proceeds that are used by the Company during the covered period after the loan origination date for certain specified purposes including payroll costs, interest on certain mortgage obligations, rent payments on certain leases, and certain qualified utility payments, provided that at least 60% of the loan amount is used for eligible payroll costs; (ii) the Company maintaining or rehiring employees, and maintaining salaries at certain levels; and (iii) other factors established by the SBA. Subject to the other requirements and limitations on loan forgiveness, only that portion of the loan proceeds spent on payroll and other eligible costs during the covered period will qualify for forgiveness.

In August 2021, the Company applied to the SBA for forgiveness of the outstanding loan principal and accrued interest under the CARES Act. On September 9, 2021, the Company received a Notification of Paycheck Protection Program Forgiveness Payment letter from the SBA confirming that the full amount of the principal, $121,700, and accrued interest, $1,653, were forgiven by the SBA. The Company recognized the forgiveness of debt principal of $121,700 and the 2020 accrued interest of $820 as an Other Income of $122,520, the remaining interest due for the PPP Loan in 2021 through the forgiveness date of $833 was booked to offset the 2021 interest expense. The Company’s PPP loan and application for forgiveness of loan amounts remain subject to review and audit by SBA for compliance with program requirements.

Short Term Loan

On February 21, 2022, the Company entered into a short-term, unsecured loan agreement to finance a portion of the Company’s directors’ and officers’ insurance premiums. The note in the amount of $628,600 carried a 4.15% annual percentage rate and was paid down in nine equal payments of $71,058 beginning in March 2022. The loan was fully paid off, and there was no remaining principal balance as of December 31, 2022.